Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

as of September 30, 2020

(in thousands, except per share information)

		Forum II	Myjojo	Pro Forma		Myjojo
	Myjojo	Consolidated	Consolidated	Adjustments	Ref	As Adjusted
CURRENT ASSETS

Cash and cash equivalents	$3,182	$37	$3,219	$104,591	PF: 1 PF: 2 PF: 3 PF: 6	$107,810
Marketable Securities held in Trust	-	207,416	207,416	(207,416)	PF: 1	-
Accounts receivable	17,142	-	17,142	-		17,142
Inventory	27,894	-	27,894	-		27,894
Prepaid expenses and other current assets	4,385	452	4,837	-		4,837
	52,603	207,904	260,507	(102,825)		157,682

PROPERTY AND EQUIPMENT, NET	13,822	-	13,822	-		13,822

DEFERRED TAXES	189	8	197	-		197

OTHER ASSETS	104	-	104	-		104

TOTAL ASSETS	$66,718	$207,913	$274,631	$(102,825)		$171,806

CURRENT LIABILITIES
Accounts payable	$30,783	$9,167	$39,950	$-		$39,950
Accrued expenses	2,354	-	2,354	8,250	PF: 3	10,604
Distributions payable	2,485	-	2,485	-		2,485
Line of credit	19,745	-	19,745	-		19,745
Notes payable to related parties, current portion	188	-	188	(188)		-
Notes payable, current portion	514	-	514	(404)		110
Other current liabilities	481	-	481	-		481
	56,550	9,167	65,717	7,658	PF: 6	73,375

NONCURRENT LIABILITIES
Notes payable to related parties, net of current portion	-	1,800	1,800	(1,800)	PF: 6	-
Notes payable, net of current portion	2,274	-	2,274	(345)	PF: 1	1,929
Deferred underwriting commissions	-	7,000	7,000	(7,000)	PF: 2	-
NONCURRENT LIABILITIES	2,274	8,800	11,074	(9,145)		1,929

CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION	-	184,946	184,946	(184,946)	PF: 6	-

REDEEMABLE NONCONTROLLING INTEREST	$43,900	$-	$43,900	(43,900)	PF: 4	-

STOCKHOLDERS’ EQUITY

Common stock	1	1	2	(1)	PF: 7	1
Additional paid-in capital	-	10,048	10,048	143,967	PF: 4 PF: 8	154,015
Accumulated other comprehensive income/(loss)	(984)	-	(984)	-		(984)
Retained earnings/(deficit)	(36,675)	(5,049)	(41,724)	(14,806)	PF: 1 PF: 2 PF: 3 PF: 4 PF: 7	(56,530)
Total equity/(deficit) attributable to common stockholders	(37,658)	5,000	(32,658)	$129,160		$96,502
Noncontrolling interests	1,652	-	1,652	(1,652)	PF: 5	-
	(36,006)	5,000	(31,006)	127,508		96,502
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$66,718	$207,913	$274,631	$(102,825)		$171,806

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPT 30, 2020

(in thousands, except share and per share amounts)

	Ittella Parent	Forum II	Ittella Parent	Pro Forma		Ittella Parent
	Consolidated	(Unaudited)	Consolidated	Adjustments	Ref	As Adjusted

REVENUE	$108,896	$-	$108,896	$-		$108,896

COST OF GOODS SOLD	92,126	-	92,126	-		92,126

GROSS PROFIT	16,770	-	16,770	-		16,770

OPERATING EXPENSES	11,645	9,294	20,939	(4,069)	PF: 8	16,870

INCOME (LOSS) FROM OPERATIONS	5,125	(9,294)	(4,169)	4,069		(100)

OTHER INCOME AND EXPENSES
Interest income	-	804	804	(405)	PF: 1	399
Interest expense	(569)	-	(569)	-		(569)
Other income, net	1,113	-	1,113	-		1,113
	544	804	1,348	(405)		943

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	5,669	(8,490)	(2,821)	3,664	PF: 1	843

PROVISION FOR INCOME TAXES	1,775	(13)	1,762	1,093	PF: 9	2,855

NET INCOME (LOSS)	3,894	(8,477)	(4,583)	2,571		(2,012)

LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	1,201	-	1,201	(1,201)	PF: 4	-

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$2,693	$(8,477)	$(5,784)	$3,772		$(2,012)

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	8,230	6,920,455	57,618,913			57,618,913

NET INCOME PER SHARE	$327.22	$(1.31)	$(0.10)			$(0.03)

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2019

(in thousands, except share and per share amounts)

		Forum II	Myjojo	Pro Forma		Myjojo
	Myjojo	Consolidated	Consolidated	Adjustments	Ref	As Adjusted

REVENUE	$84,919	$-	$84,919	$-		$84,919

COST OF GOODS SOLD	71,209	-	71,209	-		71,209

GROSS PROFIT	13,710	-	13,710	-		13,710

OPERATING EXPENSES	7,454	1,105	8,559	934	PF: 8	9,493

INCOME FROM OPERATIONS	6,256	(1,105)	5,151	(934)		4,217

OTHER INCOME AND EXPENSES
Interest income	-	4,289	4,289	(2,326)	PF: 1	1,963
Interest Expense	(494)	-	(494)	-		(494)
Other Income/(Expense)	-	18	18	(18)		-
	(494)	4,307	3,813	(2,344)		1,469

INCOME BEFORE PROVISION FOR INCOME TAXES	5,762	3,202	8,964	(3,278)	PF: 1	5,686

PROVISION FOR INCOME TAXES	154	852	1,006	(973)	PF: 9	33

NET INCOME	5,608	2,350	7,958	(2,305)		5,653

LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	1,082	-	1,082	(1,082)	PF: 4	-

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$4,526	$2,350	$6,876	$(1,223)		$5,653

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	8	6,688	57,619			57,619

NET INCOME PER SHAE	$549.93	$(0.11)	$0.12			$0.10

PF 1	Reflects the reclassification of cash held in Forum’s trust account amounting to $207,415,640 as of September 30, 2020. This cash is used for transaction considerations (i.e., settlement of debts and defined obligations of Myjojo), transaction expenses, the redemption of 1,827 shares of Class A common stock of Forum valued at $18,952 and general corporate purposes following the Closing. This also reflects the adjustment of trust income related to the transaction cash consideration and other expenses related thereto and the resulting tax impact of the trust income using a US federal tax rate of 21% and a California state tax rate of 8.84%.

PF 2	Reflects the settlement of $7,000,000 of deferred underwriters’ fees.

PF 3	Represents transaction costs in connection with the Business Combination totaling $35,105,092 of which $26,855,092 was paid in cash at Closing, consisting of the deferred underwriters’ fees referenced in PF 2, legal and financial advisors’ fees, and other professional fees. This amount includes the accrued compensatory shares payable to Harrison Co. in the second quarter of 2021.

PF 4	Represents recapitalization of Myjojo equity through the issuance of 9,406 shares of common stock, one share of Class A special stock, one share of Class B special stock and the exchange of certain securityholders’ shares of Myjojo’s common stock for 34,470,329 shares of the Company’s common stock as consideration in the Business Combination.

a. Exchange of 12.5% noncontrolling ownership interest held by a financial institution in Ittella LLC to Myjojo for 1,176 shares of common stock of Myjojo.

b. Exchange of Pizzo’s 30% ownership interest in Ittella Italy to Myjojo in exchange for one share of Class B special stock of Myjojo, which entitled Pizzo to receive 1,500,000 shares of common stock of the Company and $2,000,000 in cash at the Closing.

c. Issuance of one share of Class A special stock of Myjojo to a key employee, which entitled her receive 500,000 shares of the Company and $1,000,000 in cash at the Closing.

d. Conversion of all issued and outstanding capital stock of Myjojo immediately prior to the Business Combination into the right to receive common stock of the Company.

e. Conversion of shares of the Company’s Class B common stock into shares of the Company’s common stock in connection with the Business Combination.

f. The Sponsor will subject 2,500,000 founder shares to potential forfeiture if certain conditions are not achieved by the post-combination company following the Closing. These shares are not included for purposes of the calculations of net income (loss) per share. In addition, 5,000,000 Holdback Shares subject to the achievement of the same conditions are also not included for purposes of the calculations of net income (loss) per share.

g. Reversal of non-controlling interests on Myjojo’s shares that were subsequently converted/exchanged with the Company’s shares.

PF 5	Reflects elimination of non-controlling interests attributable to a financial institution and Pizzo.

PF 6	Reflects settlement of Class A common stock subject to possible redemption held by Forum prior to the Business Combination, and certain of Forum’s debt obligations outstanding at Closing.

PF 7	Reflects elimination of Forum’s stockholders’ equity.

PF 8

Reflects Transaction Expenses incurred by Myjojo for the nine months ended September 30, 2020 that are non-recurring and will be expensed or capitalized, as the case may be, at Closing as well as the incremental expense to be incurred by Myjojo as a result of agreements for (i) a new hire to the executive management team, and (ii) compensation adjustments to the existing executive management team’s compensation based on the employment agreements to be effective upon the Closing. Compensation expense includes salary, bonus and burden.

PF 9	Reflects adjustments to income tax expense as a result of the tax impact on the pro forma adjustments at the estimated US federal statutory tax rate of 21.0% and the California state tax rate of 8.84%.

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